PROVISION FOR INCOME TAXES	12 Months Ended
Dec. 31, 2015
PROVISION FOR INCOME TAXES
PROVISION FOR INCOME TAXES

NOTE 10—PROVISION FOR INCOME TAXES

        Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry-forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

        PetroShare has analyzed filing positions in all of the federal and state jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions. No uncertain tax positions have been identified as of December 31, 2015.

        PetroShare is in a position of cumulative reporting losses for the current and preceding reporting periods. The volatility of energy prices is not readily determinable by management. At this date, this fact pattern does not allow PetroShare to project sufficient sources of future taxable income to offset tax loss carry-forwards and net deferred tax assets. Under these circumstances, it is management's opinion that the realization of these tax attributes does not reach the "more likely than not criteria" under ASC 740, "Income Taxes." As a result, PetroShare's deferred tax assets as of December 31, 2015 and 2014 are subject to a full valuation allowance.

        Net deferred tax assets and liabilities consist of the following components as of December 31, 2015 and 2014:

	2015	2014
Deferred tax assets—current:
Exploration costs	$—	$—
Deferred tax assets—noncurrent:
NOL carryover	2,245,166	1,005,208
Stock based compensation	242,011	175,546
Asset retirement obligation	12,887	11,752

Total deferred tax assets	2,500,064	1,192,506

Deferred tax liabilities—current:
Prepaid expenses	(6,464)	(4,185)
Intangible drilling costs	(15,010)	(10,395)

Total deferred tax liabilities	(21,474)	(14,580)

Valuation allowance	(2,478,590)	(1,177,926)

Net deferred tax assets	$—	$—

        The income tax provision differs from the amount of income tax determined by applying the US federal tax rate to the pretax loss from continuing operations for the years ended December 31, 2015 and 2014 due to the following:

	2015	2014
Tax at statutory federal rate	$(517,948)	$(898,505)
Permanent difference	1,203	801
State taxes, net of federal	(46,551)	(80,754)
Depletion and impairment	(722,959)	—
Change in valuation allowance	1,300,664	968,837
Other	(14,909)	9,621

Provision (benefit) for income taxes	$—	$—

        At December 31, 2015, the Company had net operating loss carry-forwards of approximately $6,058,878 that may be offset against future taxable income from the years 2016 through 2035.

        Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.

        The Company files income tax returns in the US federal jurisdiction and in the state of Colorado. The Company is currently subject to US federal, state and local income tax examinations by tax authorities since inception of the Company.